UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HCSG	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John C. Shea, who had served as the Company’s Chief Financial Officer since 2012, has been appointed Chief Administrative Officer and will transition to that role effective September 1, 2021. In his position as Chief Administrative Officer, Mr. Shea will continue to support the Company’s growth initiatives, operational imperative and capital allocation strategy. Andrew Brophy, a Certified Public Accountant, who has served as the Company’s SEC Reporting Manager from January 2018 to November 2020, Director of Accounting since November 2020, and Acting Principal Accounting Officer since February 2021, will continue as the Company’s Principal Accounting Officer.

Item 8.01	Other Events.

Today the Company issued a press release announcing a settlement with the Securities and Exchange Commission (the “SEC”), resolving a previously reported investigation into the Company’s earnings per share calculations from 2014 to 2017. The Company consented to the entry of an order by the SEC, which states, among other things, that during certain quarters between 2014 and 2015, the Company failed to timely record the financial impact of certain loss contingencies and maintain accurate books, records and sufficient internal account controls. Under the terms of the settlement, the Company neither admitted nor denied the SEC's charges and agreed to pay a civil monetary penalty of $6.0 million. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

( a )    Not applicable
( b )    Not applicable
( c )    Not applicable
( d )    Exhibits. The following exhibit is being furnished herewith:

99.1 Press Release dated August 24, 2021, issued by Healthcare Services Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: August 24, 2021	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: EVP, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 24, 2021, issued by Healthcare Services Group, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)